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                                                                   EXHIBIT 10.40

                         MANAGEMENT SERVICES AGREEMENT

Management Services Agreement made October 27, 1999 ("Effective Date") by and between Ashton Technology Group ("ATG") and Universal Trading Technologies Corporation ("UTTC(TM)") (hereinafter referred to as "Parties");

WHEREAS ATG(TM) wishes to make available to UTTC(TM) certain management services;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, the mutual covenants and agreements hereinafter set forth and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties have agreed as follows:

                                   ARTICLE 1

1.   DEFINITIONS

     For the purpose of this Agreement the following terms shall have the following meanings:

     (a) "AFFILIATE" means, as to any person, any other person, which directly or indirectly, Controls, is Controlled by or is under common Control with such person;

     (b)  "CONTROL" means:

          (i) when applied to a relationship between a person and a corporation, the beneficial ownership by such person at the relevant time of shares of such corporation carrying more than the greater of 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation and the percentage of voting rights ordinarily exercisable at meetings of shareholders of such corporation that are sufficient to elect a majority of the directors of such corporation; and

          (ii) when applied to a relationship between a person and a partnership or joint venture, the beneficial ownership by such person at the relevant time of more than 50% of the ownership interest of the partnership or such joint venture in circumstances where it can reasonably be expected that such person directs the affairs of the partnership or joint venture;

     (c) "CONTROLLED BY", "CONTROLLING" and similar words have corresponding meanings; provided that a person (the "first-mentioned person") who Controls a corporation, partnership or joint venture (the "second-mentioned person") shall be deemed to Control (i) a corporation, partnership or joint venture (the "third-mentioned person") which is Controlled by the second-mentioned person, (ii) a corporation,

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          partnership or joint venture which is Controlled by the third-
          mentioned person, and (iii) so on;

     (d) "GROUP" shall mean either ATG or UTTC(TM) and its officers, directors, employees and affiliates;

     (e) "LOSSES" shall mean any losses, liabilities, claims, damages, costs and expenses, including counsel's and accountant's fees, disbursements and court costs, judgements, fines and other amounts paid in settlement;

     (f)  "SUBSIDIARY" shall mean UTTC(TM)

     (g) "THIRD PARTY" shall mean any business entity or persons other than ATG(TM) and its Affiliates or Subsidiary and its Affiliates.


                                   ARTICLE 2

2.   SERVICES AND COMPENSATION

          2.1  SERVICES PROVIDED

               Upon the terms and subject to the conditions set forth in this Agreement, ATG(TM) ("Service Provider") will provide or cause to be provided to UTTC(TM) ("Service Receiver") the services (collectively, the "Services" and individually, a "Service") set forth in Exhibit A (including any schedules to such exhibits or other exhibits as may be added to this Agreement by amendment from time to time) attached hereto and incorporated herein by reference (collectively, the "Exhibits" and individually, an "Exhibit"). Each Service shall be subject to the terms identified in the Exhibit A related thereto. In the event any Service is terminated, this management services agreement (the "Agreement") shall remain in effect, unless otherwise terminated as provided in Article 6 hereof. In the event of any conflict between the terms of this Agreement and any Exhibit, the terms of this Agreement shall govern, unless the terms of such Exhibit are expressly stated to override the terms of this Agreement.

          2.2  PERFORMANCE OF SERVICES

               2.2.1 Service Provider shall perform Services with the same degree of care, skill and prudence customarily exercised by it for its own operations. In the event Service Provider changes the degree of care, skill and prudence customarily exercised for its own operations, the Services performed by it hereunder may be modified by Service Provider to meet its revised internal performance standards for the Services it provides hereunder.

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               2.2.2  Any input or information reasonably required by Service
               Provider to perform Services pursuant to the provisions of this Agreement shall be provided by the Service Receiver in a manner consistent with the practices employed by the Parties during the normal course of business. Should the failure to provide such input or information render the performance of the Services impossible or unreasonably difficult, the Service Provider may, upon written notice to the Service Receiver, refuse to provide such Services until such input or information is provided. To the extent reasonably required for the Service Provider's personnel to perform the Services, the Service Receiver shall provide the Service Provider's personnel with access to its equipment, office space and any other areas and equipment necessary for the provision of Services; provided that such access shall not unreasonably interfere with the Service Receiver's conduct of its business.

               2.2.3 In providing Services, a Service Provider may, as it in its sole discretion deems necessary or appropriate, (i) use its personnel or that of other members of its Group, and (ii) employ the services of third Parties to the extent such third Party services are routinely utilized to provide similar services to other Service Provider businesses or are reasonably necessary for the efficient performance of any Services.

               2.2.4 Nothing in this Agreement shall require a Service Provider to favor a Service Receiver over a business of the Service Provider or those of any member of its Group.

          2.3  COMPENSATION

               2.3.1 Service Provider shall be compensated for the Services rendered by it under this Agreement as set forth in the applicable Exhibit hereto. Payments shall be made by the Service Receiver following the end of each quarter in which such Services were performed either by check, wire transfer, intra-company netting or at such other times or by such other method(s) agreed to by the Parties. The fees and charges to be set out in the Exhibit will be determined as follows:

                      (a) charges for Services performed by a third Party shall be based upon the incremental costs charged by such third Party to the Service Provider to perform those Services for the Service Receiver;

                      (b) fees for Services provided by a Service Provider shall be based upon the estimated or actual costs of providing such Services to the applicable Service Receiver, which shall include a reasonable allocation of Service Provider's direct and indirect overhead costs (including, without limitation, employee salaries, benefits and other costs) which Service Provider estimates will be incurred or which are incurred in connection therewith;

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                      (c)  such other charges, fees, or commissions for Services provided shall be based on the methodology as set forth in the Exhibit or Exhibits for such Services.

                                   ARTICLE 3

3.   CONFIDENTIALITY OF INFORMATION

     3.1 All Confidential Information (as hereinafter defined) disclosed by either of the Parties to the other Party hereunder is confidential and proprietary to such disclosing Party. Each Party, its affiliates, and subsidiaries and its or their officers, directors, employees, agents, consultants and contractors shall not use any of the Confidential Information for any purpose other than as expressly permitted hereunder. Confidential Information furnished by either of the Parties to the other Party in connection with this Agreement (or previously disclosed prior to execution of this Agreement) and the transactions contemplated hereby will be kept in confidence by such other Party, including its affiliates and subsidiaries and its or their officers, directors, employees, agents, consultants and contractors, in accordance with the policies of ATG(TM) and UTTC(TM), as applicable, for maintaining the confidence of its own information of similar content.

     3.2  The term "Confidential Information" shall mean and include:

               (a) All trade secrets, other confidential business information and other confidential information learned in the course of performance by either Party of its obligations hereunder; and

               (b) Any information, data, software or computer programs and all technology which are disclosed by either Party to the other Party under or in contemplation of this Agreement.

          Confidential Information may be either the property of the disclosing Party or information provided to the disclosing Party by a corporate affiliate of the disclosing Party or by a third Party.

     3.3 Notwithstanding the foregoing, the term "Confidential Information" shall not include information which:

               (a) is contained in SEC filings and/or federal, state, and local tax filings of any Party;

               (b) is or becomes part of the public domain other than by way of a breach of this Agreement or through the fault of the receiving Party;

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               (c)  is or becomes available to the receiving Party from a source other than the disclosing Party, which source has no obligation of confidentiality to the disclosing Party in respect thereof;

               (d) is required by law, regulation or court order to be disclosed by such Party, in the opinion of its counsel, provided that prior notice of such disclosure has been given to the other Party when legally permissible, upon sufficient notice in order to permit the other Party to take such legal action to prevent the disclosure as it deems reasonable, appropriate or necessary; or

               (e) the Parties have mutually agreed the Confidential Information may be disclosed by amendment under Section 7.10.

     3.4 This Section 2 shall survive any termination of this Agreement, in whole or in part, for five (5) years from the date of termination.

     3.5 Upon the discovery of any inadvertent disclosure or unauthorized use of Confidential Information, or upon receiving notice of a prohibited disclosure or unauthorized use from the other Party to this Agreement, the receiving Party shall take all necessary actions to prevent any further inadvertent or prohibited disclosure or unauthorized use and, subject to Article 4, the disclosing Party shall be entitled to pursue any remedy which may be available to it.


                                   ARTICLE 4

4.   CONFLICT RESOLUTION

     4.1 Any dispute, controversy or claim relating to this Agreement (a "Dispute") shall initially be referred to the executive management of the Parties to the Dispute who shall attempt to resolve such Dispute in good faith.

                                   ARTICLE 5

5.   LIMITATION OF LIABILITY AND WARRANTY

     5.1  LIMITATION

          5.1.1 In the absence of gross negligence or reckless or willful misconduct on Service Provider's part, and whether or not it is negligent, such Service Provider shall not be liable for any Losses arising out of any actual or alleged injury, loss or damage of any nature whatsoever in providing or failing to provide Services to Service Receiver. Notwithstanding anything to the contrary contained herein, in the event a Service Provider commits an error with respect to or incorrectly performs or fails to perform any Service, at Service Receiver's request, Service

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          Provider shall use reasonable efforts to correct such error, re-
          perform or perform such Service; provided that Service Provider shall have no obligation to recreate any lost or destroyed data to the extent the same cannot be cured by the re-performance of the Service in question.

          5.1.2 Service Provider's liability for damages to Service Receiver for any cause whatsoever, and regardless of the form of action, whether in contract or in tort, including negligence, gross negligence or willful misconduct, shall be limited to the payments made hereunder for the specified Service that allegedly caused the damage during the period in which the alleged damage was incurred by Service Receiver. In no event shall Service Provider be liable for any damages caused by Service Receiver's failure to perform the Service Receiver's responsibilities hereunder. Service Provider will not be liable to a Service Receiver for any act or omission of any other entity (other than due to a default by Service Provider in any agreement between Service Provider and such other entity) furnishing any Service.

          5.1.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR AT LAW OR IN EQUITY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE SERVICES.

                                   ARTICLE 6

 6.  TERM AND TERMINATION

     6.1 Unless earlier terminated as provided below, this Agreement shall take effect upon the date first written above and shall remain in effect until the date specified by Service Provider for the termination of this Agreement in a notice given by Service Provider as applicable, to Service Receiver.

    6.2 In addition, this Agreement may be terminated, in whole or in part, upon the following conditions (but reserving all other remedies and rights hereunder, in whole or in part, and otherwise available in law or in equity) immediately by Service Provider by the giving of written notice to Service Receiver, without any prior notice, upon the occurrence of one or more of the following events:

               (a) the other entering into proceedings in bankruptcy or insolvency;

               (b)  the other making an assignment for the benefit of creditors;

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               (c)  a petition being filed in respect of the other under a bankruptcy law, a corporate reorganization law, or any other law for relief as a debtor or having a similar purpose or effect and such petition is not vacated within thirty (30) business days from the date of filing; or

               (d) the other enters into liquidation, dissolution or other similar proceedings.


                                   ARTICLE 7

7.   MISCELLANEOUS

     7.1  FURTHER ASSURANCES

          Each Party will, from time to time and at all times after the Effective Date, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

     7.2  ENTIRE AGREEMENT

          The provisions contained in any and all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict, the provisions of this Agreement shall prevail.

     7.3  GOVERNING LAW

          This Agreement shall be subject to and interpreted, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     7.4  ASSIGNMENT

          No Party to this Agreement shall have the right to assign or otherwise transfer its rights or obligations under this Agreement, except with the prior written consent of the other Party hereto.

     7.5  TIME OF ESSENCE

          Time shall be of the essence in this Agreement.

     7.6  NOTICES

          The addresses and fax number of each Party for notices shall be as follows:

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          ATG(TM)

          Attention:  Arthur J. Bacci

          UTTC(TM)

          Attention:  Fred S. Weingard

          Any notice, communication or statement (a "Notice") required, permitted or contemplated hereunder shall be in writing and shall be delivered as follows:

               (a) by delivery to a Party between 9:00 a.m. and 5:00 p.m. local time on a Business Day at the address of such Party for notices, in which case the notice shall be deemed to have been received by that Party when it is delivered; or

               (b) by telecopier to a Party to the telecopier number of such Party for notices, in which case, if the notice was telecopied prior to 5:00 p.m. local time on a Business Day the notice shall be deemed to have been received by that Party when it was telecopied and if it was faxed on a day which is not a Business Day or is faxed after 5:00 p.m. local time on a Business Day, it shall be deemed to have been received on the next following Business Day.

          A Party may from time to time change its address for Notice or its fax number for Notice by giving written notice of such change to the other Party.

     7.7  INVALIDITY OF PROVISIONS

          If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:

               (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

               (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

     7.8  WAIVER

          No waiver by any Party of any breach (whether actual or anticipated) of any of the provisions contained herein shall take effect or be binding upon that Party unless the waiver is expressed in writing by a duly authorized representative of that Party. Any waiver so given shall extend only to the particular breach so

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          waived and shall not limit or affect any rights with respect to any other or future breach.

     7.9  REMEDIES GENERALLY

          No failure on the part of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or in law or in equity or by statute or otherwise conferred.

     7.10 AMENDMENT

          This Agreement including any Exhibits hereto, shall not be varied in its terms or amended by oral agreement or by representations or otherwise other than by an instrument in writing dated subsequent to the date hereof, executed by a duly authorized representative of each Party.

     7.11 COUNTERPART EXECUTION

          This Agreement may be executed in counterpart and all executed counterparts together shall constitute one agreement.

     7.12 FORCE MAJEURE

          No Party shall be liable for any failure of or delay in the performance of this Agreement or any Services hereunder for the period that such failure or delay is due to acts of God, public enemy, war, strikes or labor disputes, or any other cause beyond the Parties' reasonable control.

     7.13 SERVICES NOT TRANSFER

          For the avoidance of all doubt, the Parties hereto acknowledge and agree that this Agreement is for the provision of services and no transfer or conveyance of property of one Party to another arises hereunder.

     IN WITNESS WHEREOF, the Parties have executed this Agreement.

For ATG(TM)                                    For UTTC(TM)

    /s/ Arthur J. Bacci                           /s/ Fred S. Weingard
------------------------------                 ------------------------
By:    Arthur J. Bacci                         By:    Fred S. Weingard
Title: President/CFO                           Title: President

Date:                                          Date:

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